Other Payables and Accrued Expenses - Schedule of Components of Other Payables and Accrued Expenses (Details) ¥ in Thousands, $ in Thousands		Jun. 30, 2026 CNY (¥)	Jun. 30, 2026 USD ($)	Jun. 30, 2025 CNY (¥)
Schedule of Components of Other Payables and Accrued Expenses [Abstract]
Payable for acquisition consideration	[1]	¥ 110,422
Amounts due to third parties	[2]	18,666
Advances on behalf of customers for sales recognized on a net basis		11,651
Deposits	[3]	1,940
Accrued warranty costs		338
Others		2,647		4,956
Total		¥ 145,664	$ 21,468	¥ 4,956

[1]	The amount primarily consisted of the payable of RMB108,872 and RMB1,550 arising from acquisition consideration for Times Good and Oriental Grove, respectively. As of filing date of this report, the consideration for Oriental Grove consideration was settled in full in October 2026. In addition, approximately 70% of consideration for Times Good acquisition was paid, with the remaining balance expected to be settled by December 31, 2026.
[2]	The amount represents short-term loans from third parties to supplement the working capital. These loans are unsecured and repayable on demand, of which approximately 45% of the outstanding balance was settled subsequently. The remaining balance is expected to be settled within one year.
[3]	The amount represents the security deposits related to the daily operation of Times Good.